Premises And Equipment	12 Months Ended
Dec. 31, 2011
Premises And Equipment [Abstract]
Premises And Equipment

Note 5 – Premises and Equipment

As of December 31, premises and equipment consisted of the following:

(Dollars in thousands)

	2011	2010

Land and land improvements	$4,084	$4,025
Leasehold improvements	36	36
Buildings	11,080	10,950
Furniture and equipment	3,768	4,178

Total cost	18,968	19,189
Accumulated depreciation	(6,888)	(6,664)

Premises and equipment, net	$12,080	$12,525

Depreciation expense was $944,000, $903,000, and $974,000 for 2011, 2010 and 2009, respectively.

The Bank leases certain branch properties and automated-teller machine locations in its normal course of business. Rent expense totaled $75,000, $78,000, and $71,000 for 2011, 2010 and 2009, respectively. Rent commitments under non-cancelable operating leases were as follows, before considering renewal options that generally are present (dollars in thousands):

2012	$58
2013	35

Total	$93